Exhibit 32

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of National Commerce Financial Corporation (the “Company”) on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, William R. Reed, Jr. and John M. Presley, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1.) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2003	By:	/s/ WILLIAM R. REED, JR.
William R. Reed, Jr.
Chief Executive Officer

/s/ JOHN M. PRESLEY
John M. Presley
Chief Financial Officer

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